SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

December 23, 2002

Date of Report (Date of earliest event reported)

PARADIGM ADVANCED TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware
(State of other jurisdiction of incorporation)

028836 (Commission File)	33-0692466 (IRS Employer Identification Number)

30 Leek Crescent, Suite 103
Richmond Hill, Ontario, Canada L4B 4N4

(905) 764-3701
(Address of Principal Executive Offices)

(Former name of former address, if changed since last report)

     ITEM 5: OTHER EVENTS

     On December 23, 2002, Paradigm Advanced Technologies, Inc. provided disclosure regarding the status of its current financing activities involving the private placement of certain senior subordinated secured convertible notes.

     ITEM 7: EXHIBITS

     The following exhibits are filed with this report:

Exhibit Number	Description

99.1	Press Release dated December 23, 2002 of Paradigm Advanced Technologies, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM ADVANCED TECHNOLOGIES, INC.

Date: January 29, 2003	By:	/s/ David Ellis

David Ellis Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated December 23, 2002 of Paradigm Advanced Technologies, Inc.